UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2006
Dana Corporation
(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 535-4500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
EX-99.1 News Release
EX-99.1 Presentation to Lenders

Item 2.02. Results of Operations and Financial Condition.
     On March 22, 2006, Dana Corporation (Dana) issued a news release reporting its preliminary unaudited consolidated financial results for the three- and twelve-month periods ended December 31, 2005. A copy of that release is set out in the attached Exhibit 99.1.
     The news release contains certain information about Dana’s expected earnings presented on an earnings before interest and taxes (EBIT) basis. EBIT is not a financial measure accepted under accounting principles generally accepted in the United States (GAAP).
     For the non-GAAP EBIT information, the news release includes an attachment containing (i) a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and (ii) a quantitative reconciliation of the differences between the non-GAAP financial measures disclosed and the most directly comparable GAAP financial measures.
     Management believes that the presentation of the EBIT financial measures provides useful information to investors due to the impact of “unusual” items on the company’s three- and twelve-month results in 2005 and 2004.
Item 7.01. Regulation FD Disclosure.
     During a presentation to lenders scheduled to be held at 10:00 a.m. EST on March 22, 2006, Dana’s management will discuss the company’s chapter 11 bankruptcy filing, business, strategic initiatives, certain historical financial information, and matters relating to the company’s Credit Agreement for DIP (debtor-in possession) financing. Copies of the slides for this presentation are set out in the attached Exhibit 99.2.
     Slide 31 in Exhibit 99.2 includes financial measures which are not presented in accordance with GAAP. These include the segregation of unusual items from Dana’s results with Dana Credit Corporation (DCC) accounted for on an equity basis, rather than including such charges within the amounts presented on a consolidated basis which is accepted under GAAP.
     Management believes that the presentation of the results with DCC accounted for on an equity basis provides useful information to investors regarding Dana’s results of operations because management evaluates Dana’s operating segments as if DCC were accounted for on this basis. This is done because DCC is not homogenous with Dana’s manufacturing operations, its financing activities do not support the sales of the other operating segments, and its financial and performance measures are inconsistent with those of the other operating segments. Moreover, the financial covenants contained in Dana’s bank facility are measured with DCC accounted for on an equity basis.
     For the non-GAAP financial measures, the presentation also contains slides showing (i) the most directly comparable financial measures calculated and presented in accordance with GAAP and (ii) a quantitative reconciliation of the differences between the non-GAAP financial measures disclosed and the most directly comparable GAAP financial measures.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
99.1	News release dated March 22, 2006 (furnished but not filed)

99.2	Slides for March 22, 2006 presentation (furnished but not filed)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation
(Registrant)

Date: March 22, 2006	By:	/s/ Michael L. DeBacker Michael L. DeBacker
Vice President, General Counsel and Secretary

Exhibit Index
99.1	Text of Dana Corporation news release dated March 22, 2006

99.2	Slides for Dana Corporation presentation on March 22, 2006

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